Exhibit 10.6

FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

Amendment 001 to Bank Credit Note No.	Expiration:	Amount - R$
21.3150.777.0000001-97	12/08/2018	R$ 640,000,000.00

I - LENDER - CAIXA ECONÔMICA FEDERAL, a state-run financial institution, created pursuant to Decree-Law No. 759, from August 12, 1969, as part of the Treasury Department, governed by its current bylaws at the time of this contract, with headquarters at Setor Bancário Sul, Quadra 4, lotes 3/4, em Brasília/DF, enrolled in the National Corporate Taxpayer Registry of the Treasury Department CNPJ/MF under No. 00.360.305/0001-04, Superintendência Regional Osasco/SP, hereby represented by its undersigned legal representative, and henceforth CAIXA or LENDER.

II - ISSUER - NEXTEL TELECOMUNICAÇÕES LTDA, a corporation with headquarters in the city of São Paulo, Av. das Nações Unidas, 14.171, 32° andar, Rochavera Crystal Tower, enrolled in the National Corporate Taxpayer Registry of the Treasury Department CNPJ/MF under No. 66.970.229/0001-67, herein represented, pursuant to its bylaws, by the undersigned representatives, and henceforth, ISSUER.

III - CHARACTERISTICS OF THE CREDIT:

1 - ISSUER/ISSUER NEXTEL TELECOMUNICAÇÕES LTDA						2 - CNPJ 66.970.229/0001-67

3 - Limited Transaction Checking Account				4-Unlimited Transaction Checking Account
Branch	Operation	Account	Suffix	Branch	Operation	Account	Suffix

5 - Type of Operation Investment - CDI - Post 777 - Special Corporate Credit - Large Corporations - Investments
6 - Total Credit Amount R$ 640,000,000. 00 (six hundred forty million Reais)

7 - Financial Charges

115% (one hundred fifteen percent) CDI (Interbank Deposit Certificate) CETIP (Clearing House for the Custody and Financial Settlement of Securities) per year, calculated based on Clause Three

8 - Term and Amortization System

Term: 84 (eighty four) months

(a)   on the first 24 months no payments will be made on the Principal; during this interest-only period, quarterly payments will be made on Financial Charges only.

(b)   during the following 60 months, Principal amortization will apply and will be duly increased by quarterly Financial Charges.

SAC – Constant Amortization System

9 - Place of Payment

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SAC CAIXA: 0800 726 0101 (information, complaints, suggestions and compliments)

 For people with speech or hearing disabilities: 0800 726 2492

Ombudsman: 0800 725 7474

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

São Paulo /SP

10 - Guarantor	CNPJ
Nextel Telecomunicações S.A.	00.169.369/0001-22

IV – CHANGES MADE TO THIS AMENDMENT

3 - Limited Transaction Checking Account				4 - Limited Checking Account
Operation	Account	Suffix	Branch	Operation	Account	Suffix
003	180	4	3150	003	1859	6

7 - Financial Charges 139.54% (one hundred thirty nine and fifty four percent) CDI CETIP per year

11 - Guarantee	Minimum Amount
Fiduciary Assignment of Credit Rights on the CAIXA (SICAP) Collection Agreement	Minimum average monthly flow in the amount of R$ 70,000,000.00

WHEREAS:

I - Pursuant to Bank Credit Note No. 21.3150.777.0000001-97, issued on December 8, 2011, the CREDITOR granted a loan to the ISSUER, whose original characteristics will be modified by the First Amendment to the Bank Credit Note (“First Amendment”), following the characteristics described in Table III above (“Note”);

II - Herein the parties wish to re-negotiate the transaction fee, to include the guarantee of Fiduciary Assignment of Credit Rights on the CAIXA (SICAP) Collection Agreement, and to modify acceleration hypotheses and Note assignment.

The parties have decided herein to amend the Note, pursuant to the following clauses and conditions:

FIRST AMENDMENT TO THE NOTE

CLAUSE ONE - The parties decide to modify the financial charges of the herein amended Note following the parameters described on Table IV of the Preamble to this First Amendment.

Sole Paragraph - All the clauses and conditions of the Note and First Amendment that mention the herein modified terms are expressly amended to reflect the new agreed upon parameters, pursuant to this First Amendment.

CLAUSE TWO – INCLUSION OF GUARANTEE

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

Due to the inclusion of a guarantee relative to the Fiduciary Assignment of Credit Rights on the CAIXA (SICAP) Collection Agreement, Clause Ten is added to the herein amended Note and shall now read as follows, and the subsequent clauses shall be renumbered accordingly:

CLAUSE TEN - INCLUSION OF GUARANTEE – To make sure that the obligations committed upon in the Note (“Guaranteed Obligations”) are fulfilled, the ISSUER herein, pursuant to the existing Law, irreparably and irrevocably fiduciarily assigns to CAIXA, pursuant to § 3 of Article 66-B of Law No. 4.728/65, as written by Law No. 10.931/04, to Articles 18 to 20 of Law No. 9.514/97, and to Decree-Law No. 911/69 and posterior amendments and, when applicable, to Article 1.361 and subsequent articles of the Civil Code, the ownership, conditional property, direct and indirect ownership of all credit rights over present and future receivables resulting from the provision of telecommunication services carried through by the ISSUER to its customers, including the entire revenue from amounts received for this purpose, which shall be collected by CAIXA (“Receivables”), according to the following described terms, as well as resources deposited or kept in the Joint Account (“Assigned Rights”).

PARAGRAPH ONE - Amounts relative to Receivables shall be received by CAIXA through the collection of non-convertible slips and automatic debit, pursuant to the Collection Agreement entered into by the ISSUER and CAIXA (No. 400089) (“Collection Agreement”).

SEGUNDO PARAGRAPH - Henceforth, the amounts received daily within the scope of the Collection Agreement (“Collection Amounts”), representing part of the Receivables and of any other credits, shall be credited to account No. 180-4, Branch No. 3150, Operation 003, whose transactions will be exclusive to CAIXA, linked to the liquidation of obligations resulting from the Note (“Joint Account”), whose balance and amounts credited therein daily are also fiduciarily assigned by the ISSUER to CAIXA, being a part, for all effects, of the Assigned Rights, pursuant to the Introduction to this Clause. The ISSUER, irreparably and irrevocably, commits (i) not to attempt, in anyway, to directly collect any sums relative to Receivables; (ii) not to modify, in any material way, the current procedures and methods of collection of Receivables, or to take or fail to take any measures, when applicable, for the purpose of reducing Receivables collected by CAIXA until the fulfillment of the ISSUER’s obligations provided in the Note; (iii) to keep the Collection Agreement for as long as Note is valid; and, (iv) not to assign, alienate, transfer, sell, charge, pledge, pawn, grant or encumber or in any way negotiate the Assigned Rights, without CAIXA’s advance and express consent.

PARAGRAPH THREE - It is agreed that the average monthly amount of the Collected Amounts that shall transit through the Joint Account during the three months immediately prior to CAIXA’s quarterly (“Term”) assessment shall be conducted on the 31st of March, 30th of June, 30th of September, and 31st of December of each year, and the ISSUER commits to take all necessary measures to make the payments – the minimum about equivalent to seventy million Reais (R$ 70,000,000.00) (“Minimum Average Amount”), calculated based on the total amount of resources that shall be deposited in the Joint Account in each Term, divided by 3 (three). If CAIXA verifies that the Minimum Average Amount in a particular Term was not met, CAIXA shall, by law, at its discretion, immediately declare the ISSUER’s

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SAC CAIXA: 0800 726 0101 (information, complaints, suggestions and compliments)

 For people with speech or hearing disabilities: 0800 726 2492

Ombudsman: 0800 725 7474

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

obligations set forth in the Note to be overdue. Notwithstanding, and without prejudice to its agreed upon right grounded in this Clause, CAIXA shall, at its own discretion, as an alternative to declaring acceleration of the ISSUER’s obligations in this Note, demand that the ISSUER, within 10 (ten) days, starting on the day CAIXA’s request is made, deposit, in the Joint Account, the amount equivalent to the difference between the Minimum Average Amount and the monthly average amount effectively verified by CAIXA, pursuant to this Clause (“Deficit Amount”). In this event, the “Deficit Amount” shall be retained in the Joint Account until CAIXA verifies, on a date determined pursuant to the terms of this clause, that the Minimum Average Amount has been reestablished.

PARAGRAPH FOUR - Without prejudice to what has been established in the following paragraph, CAIXA is herein identified as the sole legal fiduciary holder of the Assigned Rights, and this shall be true until all obligations that the ISSUER committed to in the Note are fully met, such that, once the ISSUER meets all obligations, as verified by CAIXA, CAIXA’s fiduciary property will end and all Assigned Rights will be returned fully to the ISSUER.

PARAGRAPH FIVE - Except when there is retention of the Deficit Amount, Collection Amounts shall be released into the ISSUER’s unlimited transactions account daily, at 2:00 p.m., after CAIXA’s mandatory verification, conducted on the agreed upon dates, and, if the ISSUER did not incur into any instances of acceleration, mandatory early payment events or if the ISSUER fails to comply with any of its pecuniary obligations.

PARAGRAPH SIX - The ISSUER states herein that:

(i)         it is authorized, pursuant to the law and to its bylaws, to assign the Assigned Rights that it detains, as well as to fulfill the provisions herein;

(ii)        by entering into this contract it does not violate any provisions set forth in its bylaw or in any other legal provision or regulation to which it is subject;

(iii)      the Assigned Rights are free and unencumbered from any burdens, charges, judicial or nonjudicial liabilities of any nature, including fiscal, doubt, or debt liabilities and /or liens, with the exception of this fiduciary assignment;

(iv)       there are no legal impediments from covenants of which the ISSUER is a party that may impede the fiduciary assignment of the Assigned Rights hereupon granted to CAIXA; and,

(v)         that it had clear and sufficient prior knowledge of the demands to which it was to be encumbered, and that it has agreed to all the terms herein, and that is has decided, willfully and spontaneously, free of vices of will and consent, to grant fiduciary assignment of Assigned Rights as indivisible, unretractable and irrevocable guarantee.

PARAGRAPH SEVEN - The ISSUER shall be liable for any and all damages inflicted upon CAIXA due to misrepresentation or inaccuracies in the statements and guarantees herein provided.

PARAGRAPH EIGHT - In the event of payment default relative to the pecuniary obligations to which the ISSUER has committed in the Note, past the respective grace periods, as applicable, all amounts relative to the Assigned Rights shall be retained by CAIXA in the Joint Account and, in the event of debt acceleration or the mandatory early payment pursuant to the terms of this Note, they shall be used

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SAC CAIXA: 0800 726 0101 (information, complaints, suggestions and compliments)

 For people with speech or hearing disabilities: 0800 726 2492

Ombudsman: 0800 725 7474

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

in the amortization of said ISSUER obligations until they are fully paid, according to the terms of this Note, up to the limit of the Guaranteed Obligations.

PARAGRAPH NINE - In the event of debt acceleration, pursuant to the terms of this Note, CAIXA shall, without notice, promote the immediate use of the Assigned Rights to fulfill the guaranteed obligations that are overdue and unpaid by means of foreclosure proceedings or of the sale of Receivables, as applicable, or, in the case of Collection Amounts, to simply apply them as payment for the Guaranteed Obligations, pursuant to the terms of this Note, until full payment of obligations is reached. To this effect, CAIXA shall have the right to immediately exercise its legally granted powers over the Assigned Rights, pursuant to the terms of the Note, thus being allowed to, privately, totally or partially, dispose of, collect, receive, execute, sell or grant Receivables, pursuant to the terms and conditions that CAIXA judges to be appropriate, give debt-release and sign any documents or terms, no matter how special they are, required to perform said actions, without notice to and/or authorization from the ISSUER. Any remaining amount from the Guaranteed Obligations shall be returned to the ISSUER.

PARAGRAPH TEN - The ISSUER herein waives any legal or contractual rights or privileges that might impact the free and full enforceability and transfer of Assigned Rights in the event of its foreclosure, pursuant to the terms and conditions of this Note.

PARAGRAPH ELEVEN- Without prejudice to the Note’s provisions, and for purpose of Article 1.362 of the Brazilian Civil Code, Law 9.514/97, as amended, and of Law 4.728/65, as amended, the Guaranteed Obligations shall be briefly described as follows:

(i)         Estimated principal amount of the debt: R$ 512,000,000.00 (five hundred twelve million Reais);

(ii)        Term and conditions of payment: principal payment, 24 (twenty four) months after the Note is signed, in 20 (twenty) quarterly payments of R$ 32,000,000.00 (thirty two million Reais) with maturity in March, June, September and December of each year, and the quarterly payment of financial charges, starting on the date the Note is signed, in March, June, September and December of each year;

(iii)       Interest Rates: 139.54% of the CDI;

(iv)        Interests on arrears: CDI plus 2% per month; and,

(v)         Penalty Clause: 2% over amount due.

PARAGRAPH TWELVE - The parties acknowledge and agree that the ISSUER does not have a receivables tracking system that is capable of identifying clients, amounts or invoices that are effectively deposited in the Joint Account and, similarly, except when otherwise expressly stated in this Note, the ISSUER is not required to perform this type of specific tracking.

CLAUSE THREE - Clause Three of the Note, which addressed CHARGES, shall now read as follows:

CHARGES

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

CLAUSE THREE - Over the transaction value shall be applied financial charges equivalent to 139.54% (one hundred thirty nine and fifty four percent) of the daily average CDI Over Index (Interbank Deposit Certificate) fee, published daily by CETIP S.A. - Mercados Organizados (“CDI CETIP”), and capitalized daily.

Paragraph One - The average daily fee for the Interbank Deposit Certificates (CDI) used to index the outstanding balance will be the one posted on the second business day prior to indexation.

Paragraph Two - In the event that the CDI CETIP index is discontinued, CAIXA shall automatically replace it with whatever index the relevant authorities have set up as its replacement. In the absence of a legal or regulatory determination; the basis of calculation for compensation used by commercial banks credit operations in the financial market will be applied.

Paragraph Three - Said Financial Charges, calculated per business days, shall be charged quarterly.

Paragraph Four - In the event of early payment, extraordinary amortization or early liquidation at times different from those indicated in Clause Two, a business day pro-rata will be applied, and a written notice shall be sent to CAIXA at least 3 (three) business days in advance.

CLAUSE FOUR - The introduction to the current Clause Twenty Two of the Note, which addresses ACCELERATION, shall now read as follows, and the writing in its remaining paragraphs shall be unaltered:

ACCELERATION

CLAUSE TWENTY-TWO - The following are reasons debt acceleration and immediate execution of this Note, without judicial or nonjudicial notice, beyond the cases provided by law:

I)          if the ISSUER defaults on of any of the pecuniary obligations it has committed to in this Note, and the situation remains unresolved after the grace period of 1 (one) business day, starting from the original maturity date;

II)         if the ISSUER default of any of the non-pecuniary obligations it has committed to in this Note, and the situation remains unresolved beyond the grace period of 30 (thirty) business days, starting from the date when CAIXA sends the ISSUER a notice communicating the fact;

III)        noncompliance, misrepresentation, inaccuracies, errors or material omission attributed to the ISSUER in any statements, guarantee, information or material document signed, provided or delivered by the ISSUER in association with this credit transaction, if the situation remains unresolved beyond the grace period of 10 (ten) business days;

IV)       acceleration or default of any pecuniary obligation of the ISSUER or of any of its Brazilian Affiliates, excluding obligations exclusively established between the ISSUER and the Guarantor, in unit or aggregate value, that shall be equal to or greater than ten million Reais

(R$ 10,000.00), if the situation is not resolved within 10 (ten) business days, starting on the day CAIXA

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Ombudsman: 0800 725 7474

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

sends notice of fact, except when payment for such obligations was suspended due to an administrative or legal decision or when such decision has been secured in Court;

V)          acceleration of any other of the ISSUER’s pecuniary obligations to CAIXA if the situation is not resolved within the deadlines set forth in the respective instruments;

VI)         protest of a Note of exchange against the ISSUER with a unit or aggregated value equal to or higher than ten million Reais (R$ 10,000,000.00), that is not resolved within the period of 30 (thirty) days stating of the date of receipt of written notice from CAIXA, or that may become a legal proceeding, or whose payment has been suspended by legal judgment or that has been secured in Court;

VII)       (a) if the ISSUER and/or Brazilian affiliates file for voluntary bankruptcy; (b) a request for bankruptcy of the ISSUER and/or Brazilian affiliates is petitioned by a third party and is not suppressed within the legal deadline; (c) declaration of bankruptcy or liquidation by the ISSUER and/or any other Brazilian affiliates; (d) ISSUER’s and/or any other Brazilian affiliates’ petition for judicial or nonjudicial recovery;

VIII)      liquidation, dissolution or extinction of the ISSUER;

IX)        if the ISSUER and/or Brazilian affiliates are legally declared insolvent, or if this publically known publicly, or if it is known by CAIXA, in the event of its inability to meet its pecuniary obligations, or if this inability is publicly known, in both cases, with a global amount greater than ten million Reais (R$ 10,000,000.00);

X)         if the ISSUER carries out capital reductions, redemptions, amortization, reimbursements, or purchase of share participation, when such operations imply payment (in cash or in natura) to its partners, or, when the financial index indicated in Clause Twelve is greater than 2.5 (two point five), profit distribution or interest on equity, even when already declared, to its partners;

XI)        individual or aggregated alienation, by the ISSUER, of any of its properties or assets, without previous and express written consent from CAIXA, except in the event of (i) revenue factoring with credit card, (ii) sale of overdue and unpaid receivables and, (iii) alienation of goods in the usual course of business, (iv) transfers of obsolete assets or goods of low added value, (v) transfers within the context of an exchange for similar assets of equal or greater value; and, (vi) sale of towers in the sale leaseback modality, in which case it shall be subject to pre-approval by CAIXA, which shall have 45 (forty five) days to question, starting on the date the written notice is received, as long as there is proof of receipt of notice by CAIXA, and CAIXA’s failure to manifest an opinion shall not implicate in tacit approval;

XII)       payment, by the ISSUER or any of its Brazilian Affiliates, of any obligation, before full repayment of all obligations in this Note, to the Related Parties, including the hypothesis of ISSUER’s bankruptcy, liquidation or dissolution of the ISSUER, except for any payments between ISSUER and Guarantor;

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

XIII)     granting and/or constitution of, by the ISSUER or any Brazilian Affiliates, of any liabilities or burdens or other in rem guarantee or unsecure guarantee, on behalf of third parties (including its Affiliates and direct or indirect controlling company), except (i) those comprised in the terms of this Note or prior to the date of the First Amendment, or (ii) by (a) granting security interests as counter-guarantee in contracting insurances and guarantee insurance in general; (b) granting of security interest as counter guarantee in new banking guarantee for legal guarantee or to conduct new limited legal deposits, in case of guarantees granted within the terms of this item (b) at the global amount of one hundred fifty million Reais (R$ 150,000,000.00); (c) grant of security interests or personal guarantees in contracts of site leases; (d) grant of security interests or personal guarantees in placement contracts (i.e. contracts with other operators for equipment installation in towers), (e) financing granted by the National Telecommunications Agency - ANATEL, including their renewal, (f) guarantees for ANATEL, (g) security interest granted as counter-guarantee to issue performance bonds for ANATEL, in this case, subject to CAIXA’s advanced approval, which shall be expressed within 45 (forty five) days counted from such questioning is expressed by means of a written notice, as long a there is proof of CAIXA’s receipt of such notice, and CAIXA’s failure to manifest an opinion shall not imply tacit approval and, (h) renewal of operations already withheld by the ISSUER or its Brazilian Affiliates identified in the attached Attachment 22(xiii)(1) of this Note, and the guarantees to be granted, pursuant to the terms of this item (h), shall be limited to the amount guaranteed by securities and/or performance bonds, as indicated in such attachment, following the same current guarantees applicable hereon, and the security interests granted pursuant to items (a), (c) and (d) above are limited to the global amount of fifty million Reais (R$ 50,000,000.00). The ISSUER states, for the purposes of this Note, that Attachment 22(xiii)(2) contains all operations considered to be security interest;

XIV)      failure to use the resources for the purpose indicated in Clause Seven;

XV)       failure to comply with the Minimum Amount for 1 (one) Term, pursuant to Clause Ten, Paragraph Three, of this Note;

XVI)     enforcement of any guarantee given to any of the ISSUER’s or Brazilian Affiliates’ creditors at an amount equal to or greater than ten million Reais (R$ 10,000,000.00), as long as it is not resolved within the 10 (ten) business days of grace period, counted from the date the notice if sent by CAIXA, except in the event that such enforcement is suspended by administrative or legal resolution;

XVII)    publication of regulatory act whose effects have not been suspended within the legal deadline, when applicable, that (i) adversely impacts the ISSUER’s ability to honor its obligations to CAIXA; or (ii) that makes the ISSUER’s activities, or a significant part of them, not feasible or that in any way it adversely impacts the financial situation (in both cases understood as activities that answer for 10% (ten percent) or more of the ISSUER’s balance); or (iii) results in the application of a fine, sanction or final and non-appealable penalty that impacts the ISSUER’s and/or its Brazilian Affiliates’ financial situation, at an amount equal to or greater than 00 one hundred million Reais (R$ 100,000,000.) within the same fiscal year;

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FIRST AMENDMENT TO BANK CREDIT NOTE
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XVIII)  if the ISSUER adopts a policy that results in racial or gender discrimination or moral or sexual harassment, (ii) proof of final legal judgment of administrative decision rendered by a competent authority or agency, (I) that the ISSUER’s activities harm the environment, (II) that the ISSUER (a) does not use slave labor, pursuant to Interministerial Ordinance No. 2, from May 12, 2011, (b) in no way uses unregulated child labor, (c) explores prostitution, or (d) conducts illegal activities, whether these are or are not logged in the Employer Registry;

XIX)      transfer, forfeiture or suspension of ANATEL Concession for the use of third generation frequency (3G technology) and GSM without advanced consent from CAIXA, which shall not be unjustifiably denied;

XX)      if the index obtained from dividing the Net Debt by the EBITDA is greater than 2.5 (two point five), to be calculated pursuant to Clause Twelve;

XXI)     if the ISSUER does not keep the Minimum Balance on each Verification Date in resources immediately available or in financial investment;

XXII)    failure to comply with the subordination obligation provided in Clause Fourteen of this Note;

XXIII)  full or partial transfer or assignment, to third parties, for any purpose, of total or partial rights and obligations resulting from this Note, without CAIXA’s advanced and express consent;

XXIV)   failure to perform the notarial acts provided in this Note within 72 (seventy two) hours starting from the signing of this document, either as a willful act or due to any legal or conventional impediment;

XXV)     lack of a balance in any of the ISSUER’s accounts that meets the payment commitments taken in this Note in the respective Payment Dates, that are not resolved within 1 (one) business day; and

XXVI)   failure to comply with any of the obligations set forth in Clause Ten, Paragraph Two of this instrument.

Also, for the purposes of this Note, the following concepts are defined:

An “Affiliate” of any Entity means another Entity that, directly or indirectly, by means of one or more mediators, Controls, is Controlled, or is under common Control with this first Entity. Additionally, in the case of an Entity that is an investment fund or whose controlling Shareholder is an investment fund, it shall also be considered an “Affiliate”: (i) the manager or a shareholder or an Affiliate of the manager or of the shareholder, (ii) another investment fund managed by the manager or shareholder or and affiliate of this manager or shareholder’s investment fund, and (iii) any entity that is, directly or indirectly Controlled or is under the common Control of this investment fund

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Ombudsman: 0800 725 7474

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FIRST AMENDMENT TO BANK CREDIT NOTE
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either individually or in partnership with another Affiliate, or any of the aforementioned Entities.

“Brazilian Affiliate” means, relative to any Entity, an Affiliate that is domiciled in Brazil;

“Control” (including its associated meanings) means, pursuant to Article 116 of Law No. 6.404, from 12.15.1976, (a) power to elect the majority of the board members, or similar organization, of the controlled Entity or, in some other way, to conduct this Entity’s businesses or apply its policies (by means of a contract or in some other way), and, (b) the actual direct or indirect ownership of rights that grants to the Controlled Entity the majority vote of the Controlled Entity in a shareholders’ general assembly or similar gathering.

“Related Party” to any particular Entity shall have the meaning described in Deliberation No. 642 from October 7, 2010 issued by the Securities and Exchange Commission, and it shall also include, as long as not repeated, (i) any Affiliate of this Entity, (ii) any director, council member, shareholder, stockholder, employee or administrator of this Affiliated Entity, (iii) any spouse, former-spouse, ascendant, descendant or collateral relative up to second degree of this Entity, or Affiliate of this Entity or any director, council member, stockholder, shareholder, employee or administrator of this Entity or an Affiliate of this Entity, or any Affiliate of the aforementioned.

“Person” means any government agency or any individuals, firm, partner, company, limited liability company, joint venture, association, fund, investment fund, trustee, organization without corporate entity, or another entity, whether or not a corporation.

CLAUSE FIVE- To include Attachment 22(xiii)(1) and Attachment 22(xiii)(2) to the Note according, exactly, to the terms in Attachment A and Attachment B, of this amendment, respectively.

CLAUSE SIX - The current Clause Twelve, which addresses the obligation to have a financial index, shall read as follows:

CLAUSE TWELVE - For the purposes of Clause Twelve’s provisions, the index obtained from dividing the Net Debt by the EBITDA shall be calculated as follows: (i) every semester, based on non-audited temporary balance sheets closed on the 30th of June of each year; (ii) every year, based on financial statements closed on the 31st of December of each year, consolidated and audited by a major auditing company.

We commit to delivering to CAIXA, for as long as this Note is valid, a statement of compliance with the index pursuant to Attachment II, (i) the non-audited semester temporary balance sheets closed on the 30th of June of each year, by the 15th of August of each year, and (ii) the consolidated and audited financial statements closed on the 31st of December, by the 5th of May of each year.

If at any point during the period in which the obligations in this Clause are being verified, the ISSUER fails to comply with the above determined index, the ISSUER shall, without notice or grace period, accelerate all obligations taken by the ISSUER and/or Guarantor.

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

Also for the purposes provided in Clause Eleven:

a)        “Net Debt” means the value calculated on consolidated bases, in the respective date of verification, determined grounded on accounting principles generally accepted in Brazil, equal (a) to the sum of the Liabilities from financial institutions, debt bonds and securities, and the net balance from derivative transaction (liabilities minus derivative transaction assets); minus (b) cash equivalents (cash, banks, marketable securities, short term investments, stock treasure or third party bonds and securities, and any type of public and private bonds) and (c) from the effects of market to market investment of derivatives transactions;

b)        “EBITDA” means the operating profit of the ISSUER, on a consolidated basis, relative to the past twelve (12) months, plus the depreciation and amortization expenses, all determined in accordance with the generally accepted accounting principles in Brazil; and

c)        “Liability(ies)” means the principal of the securities representing the debt issued at the financial institutions registered on the consolidated Balance Sheet of the ISSUER on the measurement dates, all determined in accordance with the generally accepted accounting principles in Brazil.”

CLAUSE SEVEN - Due to the provisions regarding mandatory early payment, Clause Thirteen of the Note, herein amended, shall now read as follows, and the subsequent clauses shall be renumbered accordingly:

MANDATORY EARLY PAYMENT

CLAUSE THIRTEEN - We commit to making early payment of all amounts owed, according to the terms of this Note, including amounts relative to Principal and Financial Charges, in the event that any of the following takes place, upon advanced written request made within at least 5 (five) business days by CAIXA:

a)      change in our business purpose in order to change current main activities or to add new businesses to these activities that may prevalence or that may represent a deviation in the currently conducted activities, without advance consent from CAIXA, which shall not be denied without justification;

b)      to conduct any type of corporate restructuring, such as mergers, acquisitions merge outs, unless the merge out is partial and equivalent to no greater than 10% of our equity, without advance consent from CAIXA, which shall not be denied without justification, unless if within a corporate group;

c)       a buy-out resulting in changes in our business purpose, requiring change to our current main activities or to add new businesses to these activities that may prevalence or that may represent a deviation in the currently conducted activities, without advance consent from CAIXA, which shall not be denied without justification;

d)       direct or indirect change in ISSUER’s or any other controlled company’s shareholder control,

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

without advance consent from CAIXA, following the definition of shareholder control found in Article 116 of Law No. 6.404, of 12.15.1976 and/or celebration or establishment of obligation (conditional or of another form) by the ISSUER or one of its direct or indirect shareholders, except within the scope of legal recovery proceedings (11 Chapter proceeding) of NII Holdings, Inc., as long as the new controllers are one or more of the Entities identified in Attachment 13 (d).

CLAUSE EIGH - To include Attachment 13(d) to Note exactly accordance with the terms in Attachment C of this amend.

CLAUSE NINE- Due to the inclusion of subordination in the ISSUER’s obligations to any of the related parties as well as the ISSUER’s obligation to have, at each verification date, resources that are immediately available or that are in financial investment with immediate liquidity, Clauses Fourteen and Fifteen shall now read as follows and the subsequent clauses shall be renumbered accordingly:

SUBORDINATION

CLAUSE FOURTEEN - The ISSUER fully agrees that any and all obligations taken by the ISSUER before any of its Related Parties are subordinate to the obligations provided in this Note. Similarly, the ISSUER agrees that no amount shall be paid to its Related Parties prior to the full liquidation of the obligations provided in this Note, including in the event of bankruptcy, liquidation or dissolution of the ISSUER, except for any payments made between ISSUER and Guarantor.

MINIMUM BALANCE

CLAUSE FIFTEEN - The ISSUER shall have available, on each Verification Date, resources that are immediately available or applied in financial investment, at the minimum amount two hundred million Reais (R$ 200,000,000,00) (“Minimum Balance”), and it will have to prove to CAIXA, by means of (i) non-audit semester temporary balance sheets closed on the 30th of June and delivered to CAIXA by the 15th of August of each year; and (ii) consolidated and audited financial statements closed on the 31 of December, and delivered to CAIXA by the 5th of May of each year. For the purposes of this Note, the “Verification Dates” are the 30th of June and 31st of December of each year.

CLAUSE TENTH - The current Clause Thirty One of the Note shall now read as follows:

“ASSIGNMENT

CLAUDE THIRTY ONE - This Note may be, partially or fully, assigned or endorsed by CAIXA, upon advance notice (10 (ten) business days in advance) to the ISSUER, pursuant to civil and commercial legislation, except that until September 15, 2015, this Note shall only be assigned and endorsed upon express written consent by the ISSUER.”

CLAUSE ELEVEN - A Customization of Credit Transaction Fee must be paid by the ISSUER on the same date when this First Amendment is signed in the amount of 0.60% (sixty hundredth percent) of the re-negotiated value, equivalent to

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

three million one hundred forty six thousand eight Reais and eighty eight cents (R$ 3,146,008.88) relative to the 13th of February of 2013, to be updated on the date that this First Amendment is signed.

CLAUSE TWELVE - The ISSUER states, on this date, that the Note’s outstanding balance is a certain and undisputed debt and promises to make payments on the dates and terms set forth in said document, pursuant to the amends provided in this First Amendment.

CLAUSE THIRTEEN - The ISSUER shall have this document registered at Deeds and Documents Registry of the Judicial District of the City of São Paulo. Expenditures acquired to register said document shall be paid by the ISSUER, who, herein, authorizes the debit of the respective amounts from its holding account No. 1859-6, Operation 003, at CAIXA’s Branch No. 3150.

CLAUSE FOURTEEN - All remaining clauses and conditions of this Note, as amended in its First Amendment, that have not been expressly modified by this First Amendment, are ratified and remain complete and valid for all purposes of the law.

In witness thereof, the ISSUER issues the First Amendment to the Note, duly signed in 4 (four) copies of equal content and only the first copy (the bank’s copy) is negotiable and becomes an integral and non-severable part of the Note.

São Paulo, February 13, 2015.

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

ISSUER:

/s/ Sultana Shamim Kahn	/s/ Gokul V. Hemmady
Signature of ISSUER	Signature of ISSUER
NEXTEL TELECOMUNICAÇÕES LTDA.	NEXTEL TELECOMUNICAÇÕES LTDA.
CNPJ (Corporate Taxpayer Number): 66.970.229/0001-67	CNPJ (Corporate Taxpayer Number): 66.970.229/0001-67
Legal representative: Sultana Shamim Khan	Legal representative: Gokul V. Hemmady
CPF (Individual Taxpayer Number):	CPF (Individual Taxpayer Number):
Position:	Position:

GUARANTOR:

/s/ Sultana Shamim Kahn	/s/ Gokul V. Hemmady
Signature of GUARANTOR	Signature of GUARANTOR
NEXTEL TELECOMUNICAÇÕES S.A.	NEXTEL TELECOMUNICAÇÕES S.A.
CNPJ (Corporate Taxpayer Number): 00.169.369/0001-22	CNPJ (Corporate Taxpayer Number): 00.169.369/0001-22
Legal representative: Sultana Shamim Kahn	Legal representative: Gokul V. Hemmady
CPF (Individual Taxpayer Number):	CPF (Individual Taxpayer Number):
Position:	Position

Identification of the Licensor Manager/Signatures Verification - Term of Amendment - Investments

Note Number	Amendment Number	Amount - R$	Date of Amendment
21.3150.777.0000001-97	1	R$ 640,000,000.00 (six hundred forty million Reais)	02/13/2015

Manager Name Fernando Ciotti		Registration C053011.7

I attest that the signatures found in this Note are true and were duly verified by the certified undersigned employee who notarized the ISSUER’s signatures based on the Signature Registry Book or on original proof of identity (identity card or taxpayer registry card).

/s/ Marcelo Santana Da Silva	/s/ Fernando Ciotti
Clerk’s signature on stamp	Licensor Manager’s signature on stamp
Caixa Econômica Federal	Caixa Econômica Federal

[signature and circular stamp: Nextel Legal Department]

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FIRST AMENDMENT TO BANK CREDIT NOTE
No. 21.3150.777.0000001-97 — INVESTMENTS

CAIXA:

/s/ Luiz Gustavo Silva Portela	/s/ Flavia Silva Nogueira
CAIXA Signature	CAIXA Signature
Caixa Econômica Federal	Caixa Econômica Federal
CNPJ (Corporate Taxpayer Number): 00.360.305/0001-04	CNPJ (Corporate Taxpayer Number): 00.360.305/0001-04
Legal representative: Superintendente Executivo	Legal representative: SuperintendenteRegional S.E.
CPF (Individual Taxpayer Number):	CPF (Individual Taxpayer Number):
Position:	Position:

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